EX-32.1 CERTIFICATION OF CEO
EXHIBIT 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the quarterly report of Modern City Entertainment Inc. (the “Company”) on Form l0-QSB for the three months ended December 31, 2006, William Erfurth, President, Chief Executive Officer and Director hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES - OXLEY Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007	By:	/s/ William Erfurth
William Erfurth
President, CEO & Director